UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3632

DWS Tax Free Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Annual Report to Shareholders

DWS Intermediate Tax/AMT Free Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

33 Financial Statements

38 Financial Highlights

43 Notes to Financial Statements

51 Report of Independent Registered Public Accounting Firm

52 Tax Information

53 Summary of Management Fee Evaluation by Independent Fee Consultant

58 Trustees and Officers

62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. The fund may focus on investments from a single state or sector of the municipal securities markets, which can increase risk because of the factors affecting the state or region, such as economic or fiscal problems. A portion of the fund's returns may be subject to federal, state and local taxes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 0.79%, 1.58%, 1.57% and 0.50% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Intermediate Tax/AMT Free Fund during such period and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.46%	2.91%	2.57%	3.90%
Class B	3.65%	2.12%	1.80%	3.10%
Class C	3.69%	2.14%	1.82%	3.11%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.67%	5.06%
Lehman Brothers 7-Year Municipal Bond Index++	6.39%	3.82%	3.37%	4.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/08
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	Life of Class*
Institutional Class	4.88%	3.21%	3.25%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.77%
Lehman Brothers 7-Year Municipal Bond Index++	6.39%	3.82%	3.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 11.06	$ 11.07	$ 11.06	$ 11.07
5/31/07	$ 11.00	$ 11.01	$ 11.00	$ 11.00
Distribution Information: Twelve Months as of 5/31/08: Income Dividends	$ .42	$ .34	$ .34	$ .46
Capital Gain Distributions	$ .001	$ .001	$ .001	$ .001
May Income Dividend	$ .0339	$ .0272	$ .0274	$ .0364
SEC 30-day Yield‡‡ as of 5/31/08	2.73%	2.11%	2.12%	3.06%
Tax Equivalent Yield‡‡ as of 5/31/08	4.20%	3.25%	3.26%	4.71%
Current Annualized Distribution Rate‡‡ as of 5/31/08	3.62%	2.90%	2.92%	3.88%
‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	53	of	158	34
3-Year	57	of	140	41
5-Year	59	of	120	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Intermediate Tax/AMT Free Fund — Class A [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,159	$10,600	$11,043	$14,261
	Average annual total return	1.59%	1.96%	2.00%	3.61%
Class B	Growth of $10,000	$10,065	$10,457	$10,841	$13,564
	Average annual total return	.65%	1.50%	1.63%	3.10%
Class C	Growth of $10,000	$10,369	$10,656	$10,944	$13,583
	Average annual total return	3.69%	2.14%	1.82%	3.11%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,097	$11,976	$16,381
	Average annual total return	3.87%	3.53%	3.67%	5.06%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,639	$11,192	$11,805	$16,209
	Average annual total return	6.39%	3.82%	3.37%	4.95%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Institutional Class [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Comparative Results as of 5/31/08
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,048,800	$1,099,300	$1,116,600
	Average annual total return	4.88%	3.21%	3.25%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,038,700	$1,109,700	$1,134,700
	Average annual total return	3.87%	3.53%	3.77%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $1,000,000	$1,063,900	$1,119,200	$1,132,300
	Average annual total return	6.39%	3.82%	3.70%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 0.57% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes.

Average Annual Total Returns as of 5/31/08
DWS Intermediate Tax/AMT Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.75%	3.14%	2.83%	4.20%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.67%	5.06%
Lehman Brothers 7-Year Municipal Bond Index++	6.39%	3.82%	3.37%	4.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 11.07
5/31/07	$ 11.00
Distribution Information: Twelve Months as of 5/31/08: Income Dividends	$ .44
Capital Gain Distributions	$ .001
May Income Dividend	$ .0359
SEC 30-day Yield‡‡ as of 5/31/08	3.02%
Tax Equivalent Yield‡‡ as of 5/31/08	4.65%
Current Annualized Distribution Rate‡‡ as of 5/31/08	3.83%
‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Intermediate Municipal Debt Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	35	of	158	23
3-Year	33	of	140	23
5-Year	33	of	120	28
10-Year	26	of	76	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Intermediate Tax/AMT Free Fund — Class S [] Lehman Brothers Municipal Bond Index+ [] Lehman Brothers 7-Year Municipal Bond Index++

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Intermediate Tax/AMT Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,475	$10,973	$11,499	$15,095
	Average annual total return	4.75%	3.14%	2.83%	4.20%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,097	$11,976	$16,381
	Average annual total return	3.87%	3.53%	3.67%	5.06%
Lehman Brothers 7-Year Municipal Bond Index++	Growth of $10,000	$10,639	$11,192	$11,805	$16,209
	Average annual total return	6.39%	3.82%	3.37%	4.95%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
++ The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged, total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,014.40	$ 1,010.40	$ 1,011.60	$ 1,016.10	$ 1,016.90
Expenses Paid per $1,000**	$ 4.68	$ 8.59	$ 8.45	$ 3.88	$ 3.08
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,020.35	$ 1,016.45	$ 1,016.60	$ 1,021.15	$ 1,021.95
Expenses Paid per $1,000**	$ 4.70	$ 8.62	$ 8.47	$ 3.89	$ 3.08
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.93%	1.71%	1.68%	.77%	.61%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* (for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,014.40	$ 1,010.40	$ 1,011.60	$ 1,016.10	$ 1,016.90
Expenses Paid per $1,000**	$ 4.03	$ 7.99	$ 7.79	$ 3.23	$ 2.42
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,021.00	$ 1,017.05	$ 1,017.25	$ 1,021.80	$ 1,022.60
Expenses Paid per $1,000**	$ 4.04	$ 8.02	$ 7.82	$ 3.23	$ 2.43
* Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Intermediate Tax/AMT Free Fund	.80%	1.59%	1.55%	.64%	.48%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Intermediate Tax/AMT Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Intermediate Tax/AMT Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1998.

• Over 31 years of investment industry experience.

• BA, MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1990.

• Over 21 years of investment industry experience.

• BA, Duke University.

Shelly Deitert

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Over 10 years of investment industry experience.

• BA, Taylor University.

In the following interview, the portfolio management team discusses DWS Intermediate Tax/AMT Free Fund's performance for the period and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the general market environment during the annual period ended May 31, 2008?

A: Municipal bonds delivered positive results over the 12 months, although returns lagged those of the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 3.87% for the year ended May 31, 2008.1 The broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, delivered a total return of 6.89% for the same period.2

1 The Lehman Brothers Municipal Bond Index is a broad-based, total-return index comprising more than 40,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) lowered short-term rates seven times during the period for a total reduction of 325 basis points (3.25 percentage points). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 2.00% at the end of May 2008. Municipal yields declined on the short and intermediate parts of the curve, while rising slightly on the long end.3 Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than among longer issues.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was generally heavy early in the period, driven by relatively low interest rates, but trailed off on concerns over the uncertain credit status of leading bond insurers in the wake of the subprime crisis. Toward the end of the fiscal period, issuance began to rebound as issuers converted debt from the stalled auction-rate market into fixed-rate securities.

Demand for all non-Treasury issues including municipals was severely impacted for much of the fiscal year by credit and liquidity concerns stemming from the collapse in subprime mortgages. Any support provided by traditional municipal market participants was overwhelmed during portions of the period by the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. This contributed to a significant dislocation between municipal supply and demand. In addition, demand suffered as dealers looking to improve balance sheets in the tight credit environment trimmed municipal inventory. Late in the period, retail interest in individual bonds strengthened and flows into tax-free mutual funds returned to positive levels. Insurance companies were generally the most consistent buyers of municipals during the period.

The municipal bond yield curve steepened during the 12 months. The two-year bond yield decreased 140 basis points from 3.68% to 2.28%, while the 30-year yield rose 28 basis points to 4.53% from 4.25%, resulting in a total steepening of 168 basis points. (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

Municipal Bond Yield Curve (as of 5/31/07 and 5/31/08)

Source: Municipal Market Data, AAA-rated yields

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that ensued as the subprime mortgage crisis emerged in the summer of 2007. Credit spread widening was also driven by downgrades to some of the leading monoline insurers whose guarantees have traditionally applied to nearly half of municipal issues.4 Many insured issues are now trading on the basis of the underlying credits. In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA-rated issues going forward, putting further pressure on spreads.5

4 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they provide services to only one industry.
5 Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Q: How did DWS Intermediate Tax/AMT Free Fund perform for the 12-month period ended May 31, 2008?

A: DWS Intermediate Tax/AMT Free Fund's Class A shares posted a return of 4.46% over the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund outperformed its average peer in the Lipper Intermediate Municipal Debt Funds category, which returned 3.80%.6 The unmanaged Lehman Brothers Municipal Bond Index, returned 3.87%, while the Lehman Brothers 7-Year Municipal Bond Index returned 6.39%.7

6 The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Municipal Debt Funds category. For the 1-, 5- and 10-year periods this category's average return was 3.80% (158 funds), 2.52% (120 funds) and 4.05% (76 funds), respectively, as of 5/31/08. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
7 The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return subset of the Lehman Brothers Municipal Bond Index. It includes maturities of six to eight years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period?

A: We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark. That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. In this vein, as the fiscal period began, the yield curve was relatively flat, meaning that the income advantage provided by longer-term issues was reduced. Because of this, the fund's exposure to issues in the 15-year range and longer was light for much of the period. The fund's performance was helped by an underweighting of longer-maturity issues, as yield declines and corresponding price increases for the period were most significant in the three- to seven-year segment of the curve where the fund's investments were focused.8

8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Toward the latter part of the period, the high volume of auction-rate securities being reissued on a fixed-rate basis provided opportunities to add attractive yield.9 Many of these converted securities feature put mechanisms that allow a buyer to sell the issue back to the issuer, generally in two to five years, lowering the effective maturity. We have balanced this exposure to relatively short maturities by adding investments in the 15-year area of the curve, where yields have become more attractive given recent curve steepening.

9 Municipal auction-rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a Dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from 1 to 35 days.

Entering the period, the yield advantage provided by BBB-rated versus AAA-rated issues was narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. This positioning benefited performance as market participants sought quality in the wake of the subprime crisis and credit spreads widened over the period.10 In particular, the fund's modest exposure to tobacco-related issues and industrial development revenue bonds helped performance. As the period progressed, credit spreads reached levels where investors are paid more fairly for the incremental risk, and we began to selectively increase exposure to lower-quality issues. In this vein, we increased the fund's holdings of prepaid utility contract bonds. These issues are backed by brokerage firms, virtually all of whom have some exposure to the subprime issue, and their prices suffered throughout the period. The fund's mandate to avoid issues subject to the alternative minimum tax (AMT) helped performance as spreads widened on AMT bonds and other non-AAA issues.

10 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

At the end of the period, municipal bonds offered attractive value versus taxable bonds. To illustrate, the 10-year municipal bond was yielding approximately 90% of the comparable maturity Treasury bond versus about 80% one year earlier. With insurance becoming less of a factor in the municipal market, we believe the fund's long-standing focus on intensive credit evaluation will likely be increasingly valuable going forward. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08	5/31/07

Revenue Bonds	52%	48%
General Obligation Bonds	24%	26%
ETM/Prerefunded	18%	20%
Lease Obligations	6%	6%
	100%	100%
Quality	5/31/08	5/31/07

AAA	51%	76%
AA	27%	11%
A	15%	10%
BBB	4%	1%
Not Rated	3%	2%
	100%	100%
Effective Maturity	5/31/08	5/31/07

Less than 1 year	11%	8%
1-4.99 years	37%	36%
5-9.99 years	43%	53%
10-14.99 years	8%	3%
15-20 years	1%	—
	100%	100%

Weighted average effective maturity: 5.46 years and 5.29 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	5/31/08	5/31/07

Texas	16%	14%
California	15%	16%
New York	7%	9%
Illinois	7%	7%
Ohio	4%	4%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.9%
Alabama 0.4%
Birmingham, AL, Special Care Facilities Financing Authority Revenue, Methodist Home for Aging, 5.0%, 3/1/2014, Colonial Bank (a)	2,570,000	2,669,947
Arizona 3.2%
Arizona, Health Facilities Authority Revenue, Banner Health System, Series A, 5.0%, 1/1/2020	3,000,000	3,123,090
Arizona, Health Facilities, Authority Hospital System Revenue, ETM, 6.25%, 9/1/2011 (b)	145,000	151,310
Arizona, School District General Obligation, School Facilities Board Revenue, Series B, 5.25%, 9/1/2017 (b)	2,500,000	2,757,050
Maricopa County, AZ, Industrial Development Authority, Hospital Facility Revenue, Samaritan Health Services, Series B, ETM, 6.0%, 12/1/2019 (b)	3,590,000	4,117,443
Phoenix, AZ, General Obligation, Series B, 5.0%, 7/1/2018	10,000,000	11,003,200
		21,152,093
Arkansas 0.0%
Jefferson County, AR, Health Care Facilities, 1978 Conventional Series, ETM, 7.4%, 12/1/2010 (b)	95,000	105,890
Stuttgart, AR, Public Facilities Board, Single Family Mortgage, Series B, 7.75%, 9/1/2011	6,984	7,122
		113,012
California 13.5%
California, Department of Water Resources Power Supply Revenue, Series A, 5.5%, 5/1/2015 (b)	10,000,000	10,780,700
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	7,000,000	7,841,960
California, General Obligation, Economic Recovery, Series A, 5.25%, 7/1/2014 (b)	10,000,000	11,049,600
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	3,335,000	3,495,914
California, Infrastructure & Economic Development Bank Revenue, Clean Water, State Revolving Fund, 5.0%, 10/1/2017	6,735,000	7,173,314
California, Infrastructure & Economic Development Bank Revenue, Workers Compensation Relief Fund, Series A, 5.0%, 10/1/2015 (b)	7,000,000	7,465,290
California, State Department Water Resources Center, Valley Project Revenue:
Series Y, 5.25%, 12/1/2016 (b)	2,955,000	3,173,315
Series Y, Prerefunded, 5.25%, 12/1/2016 (b)	45,000	49,678
California, State General Obligation:
5.0%, 10/1/2016	3,000,000	3,169,170
5.25%, 2/1/2018	5,000,000	5,314,650
6.0%, 4/1/2018	1,700,000	1,953,249
Emeryville, CA, Redevelopment Agency, Residential Mortgage, ETM, 7.5%, 9/1/2011	75,000	80,437
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency, Series A, ETM, 7.05%, 1/1/2009	7,275,000	7,495,360
Los Angeles, CA, Community Redevelopment Agency, Angelus Plaza Project, Series A, 7.4%, 6/15/2010	865,000	884,904
Los Angeles, CA, School District General Obligation, 5.5%, 7/1/2015 (b)	4,000,000	4,360,880
Sacramento, CA, Municipal Utility District, Electric Revenue, Series U, 5.0%, 8/15/2023	7,000,000	7,400,190
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue, Series A, Zero Coupon, 1/15/2012 (b)	825,000	721,537
South Orange County, CA, Public Finance Authority, Special Tax Revenue, Foothill Area, Series A, 5.25%, 8/15/2016 (b)	6,260,000	6,696,322
Turlock, CA, Public Financing Authority Revenue, 5.25%, 9/1/2015	35,000	35,314
		89,141,784
Colorado 2.5%
Boulder County, CO, Community Hospital Project Revenue, ETM, 7.0%, 7/1/2009	30,000	30,791
Colorado, E-470 Public Highway Authority Revenue, Series C2, 5.0%*, 9/1/2039 (b)	8,000,000	8,048,960
Colorado, Health Facilities Authority Revenue, Catholic Health, Series C-6, 3.95%, 9/1/2036	2,680,000	2,683,725
Colorado, Health Facilities Authority Revenue, Weld County General Hospital Project, ETM, 9.375%, 7/1/2009	55,000	58,871
Colorado, Housing Finance Authority, Multi-Family Insured Mortgage, Series C-3, 5.7%, 10/1/2021	70,000	70,055
Colorado, Housing Finance Authority, Single Family Program:
Series A-3, 6.5%, 5/1/2016	45,000	46,971
Series B-3, 6.55%, 5/1/2025	39,000	40,127
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,518,450
Denver City & County, CO, Single Family Mortgage Revenue Home, Metro Mayors Caucus, Series C, 5.0%, 11/1/2015	5,000	5,045
		16,502,995
Connecticut 1.2%
Connecticut, State General Obligation:
Series C, 5.0%, 6/1/2017 (b)	3,170,000	3,486,144
Series A, 5.375%, 4/15/2016	4,000,000	4,360,560
		7,846,704
District of Columbia 0.6%
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013 (b)	3,630,000	4,135,659
Florida 2.4%
Dade County, FL, Health Facilities Authority Hospital Revenue, Baptist Hospital of Miami Project, Series A, 5.75%, 5/1/2021 (b)	4,500,000	5,072,310
Miami-Dade County, FL, School Board, Certificates of Participation, Series A, 5.0%, 5/1/2019 (b)	3,000,000	3,092,190
Orange County, FL, Health Facilities Authority Revenue, Advanced Health Systems, ETM, 8.75%, 10/1/2009	305,000	320,265
South Florida, Water Management District, Certificates of Participation, 5.0%, 10/1/2018 (b)	4,000,000	4,226,640
South Miami, FL, Health Facilities Authority, Hospital Revenue, Baptist Health South Florida Group, 5.0%, 8/15/2021	2,500,000	2,568,550
St. John's County, FL, Industrial Development Authority Revenue, Series A, 5.5%, 3/1/2017 (b)	185,000	187,237
		15,467,192
Georgia 3.1%
Columbus, GA, Water & Sewer Revenue, 5.25%, 5/1/2015 (b)	1,000,000	1,086,430
Forsyth County, GA, School District General Obligation, 6.0%, 2/1/2014	1,000,000	1,080,300
Fulton Dekalb, GA, Hospital Authority, Hospital Revenue Certificates, 5.25%, 1/1/2016 (b)	8,500,000	9,235,080
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	1,705,000	1,634,072
Georgia, State General Obligation, 6.75%, 9/1/2010	5,370,000	5,885,627
Savannah, GA, Economic Development Authority Revenue, College of Art & Design:
6.2%, 10/1/2009	555,000	571,506
Prerefunded, 6.5%, 10/1/2013	800,000	859,616
		20,352,631
Hawaii 3.1%
Hawaii, Housing & Community Development, Multi-Family Revenue, Sunset Villas:
5.7%, 7/20/2031	1,090,000	1,115,517
5.75%, 1/20/2036	2,395,000	2,442,421
Hawaii, State General Obligation:
Series CI, 4.75%, 11/1/2008	7,050,000	7,136,362
Series DK, 5.0%, 5/1/2021	9,000,000	9,652,140
		20,346,440
Illinois 7.2%
Belleville St. Clair County, IL, Single Family Mortgage Revenue, ETM, 7.25%, 11/1/2009	30,000	31,585
Chicago, IL, Core City General Obligation, Capital Appreciation Project, Series A, Step-up Coupon, 0% to 1/1/2011, 5.3% to 1/1/2016 (b)	1,100,000	1,058,937
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	9,253,339
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	4,461,550
Du Page County, IL, Special Services Area No. 11, 6.75%, 1/1/2014	590,000	631,949
Du Page County, IL, Special Services Area No. 26, Bruce Lake Subdivision, General Obligation:
5.0%, 1/1/2013	65,000	65,902
5.15%, 1/1/2014	65,000	65,911
5.25%, 1/1/2009	50,000	50,445
5.25%, 1/1/2010	55,000	56,168
5.25%, 1/1/2016	150,000	151,284
5.375%, 1/1/2011	60,000	61,701
5.5%, 1/1/2012	35,000	36,234
5.5%, 1/1/2019	255,000	255,683
5.75%, 1/1/2022	300,000	296,505
Illinois, Educational Facilities Authority Revenues, Augustana College, 4.6%, 10/1/2008	50,000	50,408
Illinois, Finance Authority Revenue, Hospital Sisters Services, Series C, 3.0%*, 3/15/2036 (b)	4,450,000	4,450,000
Illinois, Health Facilities Authority, Michael Reese Hospital & Medical Center, ETM, 6.75%, 12/1/2008	50,000	51,103
Illinois, Health Facilities Authority, Midwest Group Ltd., 5.375%, 11/15/2008 (b)	85,000	84,963
Illinois, Municipal Electric Agency Power Supply, Series A, 5.25%, 2/1/2018 (b)	2,000,000	2,122,200
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013 (b)	2,200,000	2,422,068
Palatine, IL, Tax Increment Revenue, Dundee Road Development Project, Tax Allocation, 5.0%, 1/1/2015 (b)	4,340,000	4,347,074
Rockford-Concord Commons, IL, Housing Facility, Concord Commons Project, Series A, 6.15%, 11/1/2022	1,310,000	1,315,947
Rosemont, IL, Core City General Obligation:
Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	3,125,471
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	3,074,680
Silvas, IL, Mortgage Revenue:
Series A, 4.9%, 8/1/2011	450,000	462,339
Series A, 5.2%, 8/1/2017	1,285,000	1,352,038
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,336,787
Series A, 5.5%, 4/1/2016 (b)	3,580,000	4,036,736
		47,709,007
Indiana 3.7%
Indiana, Health Facility Authority Revenue, Memorial Hospital, 5.125%, 2/15/2017 (b)	1,250,000	1,259,450
Indiana, Transportation Finance Authority, Highway Revenue, Series A, 5.5%, 12/1/2022	10,000,000	11,213,600
Indianapolis, IN, City Core General Obligation, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,207,360
Indianapolis, IN, State Agency Revenue Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	8,965,120
		24,645,530
Kansas 0.4%
Johnson County, KS, School District General Obligation, Unified School District No. 231, Series A, 5.25%, 10/1/2014 (b)	2,220,000	2,466,265
Kentucky 0.3%
Kentucky, Asset/Liability Commission Agency Revenue, Federal Highway Trust, First Series, 5.25%, 9/1/2019 (b)	1,000,000	1,119,730
Kentucky, Economic Development Finance Authority Revenue, Catholic Health, Series 04-D, 3.5%, 5/1/2034	1,030,000	1,030,876
Kentucky, Turnpike Authority, Recovery Road Revenue, ETM, 6.625%, 7/1/2008	40,000	40,161
		2,190,767
Louisiana 1.5%
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 144A, 7.95%, 12/1/2013 (b)	2,815,000	3,372,426
Louisiana, State Health Education Authority, Lease Rent Revenue, Tulane University Medical Center, ETM, 7.875%, 7/1/2009	105,000	108,280
New Orleans, LA, Home Mortgage Authority, Special Obligation, ETM, 6.25%, 1/15/2011	3,609,000	3,892,018
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (b)	1,055,000	1,062,322
Tensas Parish County, LA, General Obligation, Prerefunded, 7.0%, 9/1/2018	1,535,000	1,583,445
		10,018,491
Maryland 0.9%
Baltimore County, MD, Mortgage Revenue, Three Garden Village Project, Series A, 4.8%, 1/1/2013	370,000	379,964
Maryland, General Obligation, State & Local Facilities Loan, Series 2, 5.0%, 8/1/2019	5,000,000	5,488,250
		5,868,214
Massachusetts 0.6%
Boston, MA, Deutsche Altenheim, Series A, 5.95%, 10/1/2018	415,000	437,725
Massachusetts, Bay Transportation Authority Revenue, Series A, 5.75%, 7/1/2015	85,000	90,125
Massachusetts, Development Finance Agency, Human Services Provider, Seven Hills Foundation & Affiliates, 4.85%, 9/1/2013 (b)	310,000	313,633
Massachusetts, State General Obligation, Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,138,280
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,032
Somerville, MA, Housing Authority Revenue, Clarendon Project, 4.6%, 11/20/2015	2,000,000	2,090,200
		4,079,995
Michigan 3.8%
Brighton, MI, School District General Obligation, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	3,586,450
Detroit, MI, Core City General Obligation:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,587,738
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,743,431
Detroit, MI, State General Obligation, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,096,960
Hartland, MI, School District General Obligation, 5.375%, 5/1/2014	3,295,000	3,504,892
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,140,580
Michigan, Water & Sewer Revenue, Municipal Bond Authority, 5.375%, 10/1/2016	6,670,000	7,223,743
Saginaw, MI, Hospital Finance Authority, Saint Luke Hospital, ETM, 7.5%, 11/1/2010	95,000	101,356
		24,985,150
Mississippi 2.2%
Corinth & Alcorn Counties, MS, Hospital Revenue, Magnolia Regional Health Center Project, Series B, 5.125%, 10/1/2010	280,000	285,849
Lincoln County, MS, Hospital & Healthcare Revenue, Kings Daughters Hospital, Series B, 5.5%, 4/1/2018 (b)	1,345,000	1,363,857
Mississippi, Business Financial Corp., Mississippi Retirement Facilities Revenue, Wesley Manor, Series A, 5.45%, 5/20/2034	2,670,000	2,687,916
Mississippi, Home Corp., Single Family Mortgage Revenue, Series C-1, 5.6%, 6/1/2038	6,945,000	7,276,901
Rankin County, MS, School District General Obligation, 5.25%, 2/1/2015 (b)	2,845,000	3,078,205
		14,692,728
Missouri 1.2%
Bridgeton, MO, Industrial Development Authority, Facilities Revenue, Mizpath Assisted Living, Series A, 5.25%, 12/20/2019	140,000	144,983
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,631,488
Missouri, Water & Sewer Revenue, State Revenue Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,947,428
Springfield, MO, Law Enforcement Communication, Certificate of Participation, 5.5%, 6/1/2010	60,000	63,322
		7,787,221
Nebraska 0.3%
Omaha, NE, School District General Obligation, Series A, 6.5%, 12/1/2013	1,500,000	1,755,195
Nevada 0.3%
Clark County, NV, Airport Revenue, Series 08-E, 5.0%, 7/1/2012	1,975,000	2,095,317
Nevada, Housing Division, Single Family Mortgage:
Series B-1, 4.95%, 4/1/2012	40,000	40,258
Series C-1, 5.45%, 4/1/2010	10,000	10,110
		2,145,685
New Hampshire 0.1%
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	805,000	805,821
New Jersey 3.3%
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.375%, 6/15/2014	2,280,000	2,314,565
New Jersey, Economic Development Authority Revenue, School Facilities Construction:
Series O, 5.0%, 3/1/2017	3,300,000	3,550,404
Series W, 5.0%, 3/1/2019	3,000,000	3,188,280
Series I, 5.25%, 9/1/2024	2,000,000	2,229,500
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	154,578
New Jersey, State Transit Corp., Certificate of Participation, Federal Transit Administration Grants, Series A, 5.0%, 9/15/2016 (b)	7,000,000	7,372,890
New Jersey, State Transportation Trust Fund Authority, Transportation System, Series B, ETM, 6.5%, 6/15/2011 (b)	85,000	94,501
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,940,682
Secaucus, NJ, Municipal Utilities Authority, Sewer Revenue, ETM, 6.875%, 12/1/2008	10,000	10,208
		21,855,608
New York 6.5%
New York, Dormitory Authority, Lutheran Nursing Home:
5.125%, 2/1/2018 (b)	485,000	499,817
6.1%, 8/1/2041 (b)	1,000,000	1,077,640
New York, Dormitory Authority, St. Joseph's Hospital, 5.25%, 7/1/2018 (b)	450,000	458,860
New York, Metropolitan Transportation Authority Revenue, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,560,050
New York, State Dormitory Authority Revenue, State University Educational Facilities, 5.0%, 5/15/2010	250,000	253,008
New York, Tobacco Settlement Financing Corp., Series C-1, 5.5%, 6/1/2015	8,000,000	8,284,880
New York, Triborough Bridge & Tunnel Authority, Convention Center Project, Series E, 7.25%, 1/1/2010	120,000	125,887
New York, NY, Core City General Obligation, Series B, 5.75%, 8/1/2015	5,000,000	5,453,350
New York, NY, General Obligation:
Series J, 5.25%, 5/15/2015 (b)	4,000,000	4,388,800
Series A, 5.5%, 8/1/2014	5,000,000	5,465,650
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	255,000	263,229
New York, NY, State Agency General Obligation Lease, Tobacco Settlement Funding Corp., Series A-1, 5.5%, 6/1/2018	10,000,000	10,515,800
Oneida County, NY, Industrial Development Agency Revenue, Civic Facilities, 5.0%, 3/1/2014, HSBC Bank PLC (a)	600,000	608,094
		42,955,065
North Carolina 0.8%
North Carolina, Electric Revenue, Catawba Municipal Power Agency No. 1:
Series C, 3.0%*, 1/1/2020 (b)	1,925,000	1,925,000
Series A, 5.25%, 1/1/2020	2,000,000	2,118,880
North Carolina, Electric Revenue, Municipal Power Agency, Series F, 5.5%, 1/1/2016	1,000,000	1,045,620
		5,089,500
North Dakota 0.2%
Fargo, ND, Health Systems Revenue, Series A, 5.6%, 6/1/2013 (b)	1,250,000	1,279,875
Ohio 4.1%
Buckeye, OH, Tobacco Settlement Financing Authority:
Series A-2, 5.125%, 6/1/2024	5,765,000	5,295,152
Series A-2, 5.375%, 6/1/2024	1,975,000	1,864,657
Columbus, OH, General Obligation, Series 1, 5.0%, 7/1/2014	9,905,000	10,900,849
Franklin County, OH, Hospital & Healthcare Revenue, Ohio Presbyterian Services, 5.4%, 7/1/2010	750,000	758,520
Montgomery County, OH, Catholic Health Revenue, Series C-2, 4.1%, 10/1/2041	1,895,000	1,893,332
Ohio, Capital Housing Corp. Mortgage, Georgetown Section 8, Series A, 6.625%, 7/1/2022	715,000	715,915
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	1,140,000	1,226,480
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project, Series B, 5.5%, 6/1/2015 (b)	2,280,000	2,584,494
Sandusky County, OH, Health Care Facilities Revenue, Bethany Place Retirement Center Project, 5.15%, 7/1/2009	20,000	20,276
Stark County, OH, Health Care Facility, Rose Land, Inc. Project:
5.3%, 7/20/2018	850,000	876,019
5.35%, 7/20/2023	940,000	958,133
		27,093,827
Oklahoma 0.2%
Oklahoma, Ordinance Works Authority, Ralston Purina Project, 6.3%, 9/1/2015	1,500,000	1,509,900
Oregon 0.5%
Oregon, Department Transportation Highway, User Tax Revenue, Series A, 5.25%, 11/15/2015	3,000,000	3,347,880
Pennsylvania 3.8%
Allegheny County, PA, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,621,941
Allegheny County, PA, Residental Finance Authority, Single Family Mortgage, Series CC-2, 5.2%, 5/1/2017	105,000	107,534
Beaver County, PA, Industrial Development Authority, Health Care Revenue, Providence Project, Series C, 4.85%, 5/20/2010	495,000	506,039
Chester County, PA, Health & Education Facility, Immaculata College:
5.1%, 10/15/2008	120,000	120,146
5.125%, 10/15/2009	230,000	230,228
5.3%, 10/15/2011	280,000	280,179
Delaware County, PA, County General Obligation, 5.125%, 10/1/2014	4,200,000	4,322,556
Delaware County, PA, Housing Authority, Dunwood Village Project, 6.125%, 4/1/2020	100,000	106,564
Erie, PA, Higher Education Building Authority, Gannon University Project, Series E, 5.2%, 7/15/2016	800,000	800,304
Erie, PA, Higher Education Building Authority, Mercyhurst College Project:
5.75%, 3/15/2012	110,000	110,114
5.85%, 3/15/2017	325,000	325,211
Lancaster, PA, Sewer Authority Revenue, ETM, 6.0%, 4/1/2012	40,000	42,737
Pennsylvania, Delaware River Junction Toll Bridge, Commonwealth of Pennsylvania Bridge Revenue, 5.25%, 7/1/2013	1,000,000	1,086,200
Pennsylvania, Delaware River Port Authority, ETM, 6.5%, 1/15/2011	55,000	58,697
Pennsylvania, Higher Educational Facilities Authority, College & University Revenue, University of the Arts, 5.5%, 3/15/2013 (b)	800,000	819,936
Pennsylvania, Higher Educational Facility Authority, Health Services Revenue, Allegheny Delaware Valley Obligation, Series C, 5.875%, 11/15/2018 (b)	1,450,000	1,450,072
Pennsylvania, Higher Educational Facility, Gwynedd Mercy College, 5.0%, 11/1/2008	115,000	116,454
Pennsylvania, State General Obligation, Series First, 6.0%, 1/15/2013	5,500,000	5,880,820
Philadelphia, PA, Hospital & Higher Education Authority, Health System, Series A, 5.375%, 1/1/2028	2,645,000	2,700,862
Philadelphia, PA, Industrial Development Authority, Jeanes Physicians' Office, Series A, 9.375%, 7/1/2010	245,000	248,477
Philadelphia, PA, Redevelopment Authority, Multi-Family Housing Revenue, Woodstock, 5.45%, 2/1/2023	630,000	630,643
Philadelphia, PA, School District General Obligation, Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,061,600
Williamsport, PA, Multi-Family Housing Authority, Series A, 5.25%, 1/1/2015 (b)	690,000	700,943
		25,328,257
Puerto Rico 1.8%
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue, Series BB, 5.25%, 7/1/2018 (b)	5,000,000	5,274,150
Puerto Rico, Electric Power Authority Revenue, Series UU, 5.0%, 7/1/2019 (b)	3,000,000	3,164,550
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series M, 6.0%, 7/1/2020	3,045,000	3,294,111
		11,732,811
Rhode Island 0.8%
Rhode Island, State & Providence Plantations, Construction Capital Development Loan, Series A, 5.0%, 8/1/2017 (b)	5,000,000	5,488,050
South Carolina 1.5%
Columbia, SC, Waterworks & Sewer Systems Revenue, ETM, 7.75%, 1/1/2011	1,720,000	1,853,283
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015 (b)	3,705,000	3,997,991
5.375%, 6/1/2016 (b)	3,900,000	4,202,328
		10,053,602
Tennessee 3.1%
Greeneville, TN, Health & Education Facility Board, Southern Advent Hospital, ETM, 8.7%, 10/1/2009	105,000	110,379
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,658,271
Memphis and Shelby Counties, TN, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,903,293
Memphis, TN, Health, Education & Housing Facility Board, Multi-Family Housing, Hickory Pointe Apartments Project, Series A, 5.4%, 7/1/2010 (b)	380,000	373,354
Nashville & Davidson Counties, TN, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,550,472
Shelby County, TN, Health Educational & Housing Facility Board, Methodist Health Systems, 5.2%, 8/1/2013 (b)	1,035,000	1,057,553
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.0%, 9/1/2016	2,700,000	2,686,635
Series A, 5.25%, 9/1/2021	5,000,000	4,961,900
		20,301,857
Texas 14.5%
Bexar County, TX, Housing Finance Corp., Multi-Family Housing Revenue, American Opportunity Housing, Series A, 5.8%, 1/1/2031 (b)	200,000	204,732
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,171,840
Denison, TX, Hospital Authority, Texoma Medical Center, ETM, 7.125%, 7/1/2008	20,000	20,088
Fort Bend, TX, Independent School District, 5.0%, 8/15/2026	2,000,000	2,092,680
Houston, TX, Sewer Systems Revenue, ETM, 6.375%, 10/1/2008	55,000	55,709
Houston, TX, Utility Systems Revenue, Series C-2A, 5.0%, 5/15/2034 (b)	2,285,000	2,357,138
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015 (b)	8,250,000	8,900,760
Series B, Prerefunded, 5.75%, 12/1/2016 (b)	1,000,000	1,111,820
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,825,150
Jefferson County, TX, Health Facilities Development Corp., Baptist Hospitals, 5.2%, 8/15/2021 (b)	375,000	388,744
North Texas, Tollway Authority Revenue, First Tier:
Series E-3, 5.75% , 1/1/2038	4,900,000	5,223,302
Series A, 6.0%, 1/1/2022	7,000,000	7,633,430
Northeast, TX, Hospital Authority Revenue, ETM, 8.0%, 7/1/2008	100,000	100,510
Northern, TX, Health Facilities Development Corp., United Regional Health Care Systems Project, 5.0%, 9/1/2014 (b)	5,750,000	5,813,308
Northside, TX, Independent School District, General Obligation, 5.0%, 2/15/2015	2,160,000	2,335,867
Odessa, TX, Housing Finance Corp., Single Family Mortgage, Series A, 8.45%, 11/1/2011	43,027	43,068
Plano, TX, Independent School District, 5.25%, 2/15/2014	1,570,000	1,656,711
San Antonio, TX, General Improvement, Series 2006, 5.5%, 8/1/2014 (b)	3,000,000	3,361,110
Tarrant County, TX, Cultural Educational Facilities Finance Corp. Revenue, Texas Health Resources, Series A, 5.0%, 2/15/2018	2,000,000	2,098,600
Texas, Lower Colorado River Authority Revenue:
Series A, 5.875%, 5/15/2014 (b)	2,495,000	2,594,526
Prerefunded, Series A, 5.875%, 5/15/2014 (b)	5,000	5,235
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series A, 5.0%, 12/15/2012	5,000,000	5,006,500
Texas, Municipal Power Agency Revenue:
Zero Coupon, 9/1/2014 (b)	40,000	31,968
ETM, Zero Coupon, 9/1/2014 (b)	1,760,000	1,388,587
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	7,000,000	7,116,270
Texas, Water & Sewer Revenue, 5.375%, 3/1/2015 (b)	3,710,000	4,043,306
Texas, Water & Sewer Revenue, State Revenue Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,421,171
Series A, 5.75%, 7/15/2013	3,000,000	3,139,380
Series B, 5.75%, 7/15/2014	3,555,000	3,720,165
Texas, Water Development Board Revenue, State Revolving Fund:
Series A, 5.0%, 7/15/2020	3,150,000	3,367,571
Series B, 5.0%, 7/15/2017	3,000,000	3,222,600
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,053,000
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,332,200
		95,837,046
Utah 0.1%
Intermountain Power Agency, UT, Power Supply Revenue, Series A, ETM, 6.15%, 7/1/2014 (b)	790,000	831,025
Utah, Housing Finance Agency, Single Family Mortgage, Series F-1, Class I, 5.5%, 7/1/2016	20,000	20,410
		851,435
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,021,980
Virginia 0.3%
Newport News, VA, Industrial Development Authority, Mennowood Communities, Series A, 7.25%, 8/1/2016	675,000	690,052
Richmond, VA, Metro Expressway Authority, ETM, 7.0%, 10/15/2013 (b)	1,380,000	1,524,017
		2,214,069
Washington 0.8%
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	1,000,000	1,118,110
Washington, Energy Northwest Electric Revenue, Columbia Generating Station, Series D, 5.0%, 7/1/2012	3,000,000	3,209,970
Washington, Health Care, Nursing Home Revenue, Grays Harbor Community Hospital, 5.85%, 7/1/2012 (b)	615,000	649,748
		4,977,828
West Virginia 0.6%
Beckley, WV, Nursing Facility, Berkley Healthcare Corp. Project:
5.55%, 9/1/2008, Bank of America NA (a)	190,000	190,182
5.7%, 9/1/2009, Bank of America NA (a)	150,000	150,059
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,195,104
		3,535,345
Wisconsin 2.2%
Shell Lake, WI, Nursing Home Revenue, Terraceview Living, 5.3%, 9/20/2018	875,000	875,604
Wisconsin, Health & Educational Facilities, Viterbo College, Inc. Project, Series A:
5.75%, 2/1/2012, US Bank NA (a)	240,000	240,770
6.0%, 2/1/2017, US Bank NA (a)	405,000	406,029
Wisconsin, State General Obligation:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,337,811
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,344,280
		14,204,494
Total Municipal Bonds and Notes (Cost $627,551,205)		646,556,955

Municipal Inverse Floating Rate Notes (c) 5.6%
California 2.0%
Los Angeles, CA, General Obligation, Series A, 5.0%, 9/1/2020 (b) (d)	6,340,000	6,820,889
Trust: Los Angeles, CA, General Obligation Series 2678-1, 144A, 14.15%, 9/1/2020, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, General Obligation, Series A, 5.0%, 9/1/2020 (b) (d)	5,915,000	6,324,979
Trust: Los Angeles, CA, General Obligation, Series 2678-2, 144A, 14.148%, 9/1/2020, Leverage Factor at purchase date: 4 to 1
		13,145,868
Colorado 1.1%
Aurora, CO, Water Improvement Revenue, Series A, 5.0%, 8/1/2021 (b) (d)	7,000,000	7,457,275
Trust: Aurora, CO, Water Improvement Revenue, Series 1943, 144A, 13.85%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
New York 0.8%
New York, State Dormitory Authority, Personal Income Tax Revenue, Series A, 5.0%, 3/15/2019 (d)	5,000,000	5,434,475
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series 1955-1, 144A, 14.45%, 3/15/2019, Leverage Factor at purchase date: 4 to 1
Texas 1.6%
Texas, State Transportation Commission Revenue, First Tier, 5.0%, 4/1/2022 (d)	10,000,000	10,622,900
Trust: Texas, State Transportation Commission Revenue, Series 2214, 144A, 14.45%, 4/1/2022, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $36,169,927)		36,660,518
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $663,721,132)+	103.5	683,217,473
Other Assets and Liabilities, Net	(3.5)	(22,890,928)
Net Assets	100.0	660,326,545
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2008.
+ The cost for federal income tax purposes was $663,181,920. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $20,035,553. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,766,100 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,730,547.
(a) Security incorporates a letter of credit from a major bank.
(b) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	11.3
Financial Guaranty Insurance Company	10.6
Financial Security Assurance Inc.	10.9
MBIA Corp.	13.5
Radian Asset Assurance	0.6
(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(d) Security forms part of the below tender option bond trust. Principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008
Assets
Investments in securities, at value (cost $663,721,132)	$ 683,217,473
Receivable for investments sold	2,095,000
Interest receivable	9,118,400
Receivable for Fund shares sold	1,300,661
Other assets	53,685
Total assets	695,785,219
Liabilities
Cash overdraft	1,037,839
Payable for investments purchased	7,400,190
Payable for Fund shares redeemed	340,873
Payable for floating rate notes issued	25,691,000
Distributions payable	349,758
Accrued management fee	180,546
Other accrued expenses and payables	458,468
Total liabilities	35,458,674
Net assets, at value	$ 660,326,545
Net Assets Consist of
Undistributed net investment income	633,640
Net unrealized appreciation (depreciation) on investments	19,496,341
Accumulated net realized gain (loss)	1,315,205
Paid-in capital	638,881,359
Net assets, at value	$ 660,326,545

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($118,788,928 ÷ 10,735,651 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.06
Maximum offering price per share (100 ÷ 97.25 of $11.06)	$ 11.37

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,949,009 ÷ 266,325 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.07

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,871,691 ÷ 982,828 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.06
Class S Net Asset Value, offering and redemption price(a) per share ($381,166,611 ÷ 34,439,546 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.07

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($146,550,306 ÷ 13,239,139 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.07
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2008
Investment Income
Income: Interest	$ 30,003,705
Expenses: Management fee	1,987,353
Administration fee	630,906
Services to shareholders	660,219
Custodian fee	16,355
Distribution and service fees	341,604
Professional fees	112,920
Trustees' fees and expenses	22,558
Reports to shareholders	80,315
Registration fees	90,158
Interest expense and fees on floating rate notes	805,584
Other	65,770
Total expenses before expense reductions	4,813,742
Expense reductions	(54,473)
Total expenses after expense reductions	4,759,269
Net investment income	25,244,436
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,053,819
Change in net unrealized appreciation (depreciation) on investments	2,743,807
Net gain (loss)	3,797,626
Net increase (decrease) in net assets resulting from operations	$ 29,042,062

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2008
Cash Flows from Operating Activities:
Investment income received*	$ 31,186,074
Payment of operating expenses	(3,795,097)
Payment of interest expense on floating rate notes	(805,584)
Proceeds from sales and maturities of investments	381,492,862
Purchases of investments	(431,672,317)
Cash provided (used) by operating activities	$ (23,594,062)
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 158,095,657
Cost of shares redeemed	(153,286,462)
Distributions paid (net of reinvestment of distributions)	(7,326,412)
Increase (decrease) in payable for floating rate notes issued	25,691,000
Cash provided (used) by financing activities	23,173,783
Increase (decrease) in cash	(420,279)
Cash (overdraft) at beginning of period	(617,560)
Cash (overdraft) at end of period	$ (1,037,839)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 29,042,062
Net (increase) decrease in cost of investments	(47,886,195)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(2,743,807)
(Increase) decrease in receivable for investments sold	(1,665,000)
(Increase) decrease in interest receivable	(385,750)
(Increase) decrease in other assets	6,309
Increase (decrease) in payable for investments purchased	(113,960)
Increase (decrease) in accrued expenses and other payables	152,279
Cash provided (used) by operating activities	$ (23,594,062)
Non-Cash Financing Activities:
Reinvestment of distributions	$ 17,987,723
* Non-cash activity from discount accretion and premium amortization in the net amount of $1,568,119 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 25,244,436	$ 27,128,779
Net realized gain (loss)	1,053,819	311,474
Change in net unrealized appreciation (depreciation)	2,743,807	(3,534,082)
Net increase (decrease) in net assets resulting from operations	29,042,062	23,906,171
Distributions to shareholders from: Net investment income: Class A	(3,295,757)	(3,529,224)
Class B	(113,189)	(156,141)
Class C	(294,936)	(302,776)
Investment Class	—	(377,347)
Class AARP	—	(35,638)
Class S	(15,260,956)	(16,176,153)
Institutional Class	(6,145,092)	(6,412,653)
Net realized gains: Class A	(9,877)	(42,050)
Class B	(412)	(2,500)
Class C	(1,073)	(4,717)
Class S	(45,372)	(200,211)
Institutional Class	(17,864)	(77,814)
Total distributions	(25,184,528)	(27,317,224)
Fund share transactions: Proceeds from shares sold	158,517,597	117,159,710
Reinvestment of distributions	17,987,723	18,089,414
Cost of shares redeemed	(153,153,422)	(198,859,146)
Redemption fees	15,483	12,185
Net increase (decrease) in net assets from Fund share transactions	23,367,381	(63,597,837)
Increase (decrease) in net assets	27,224,915	(67,008,890)
Net assets at beginning of period	633,101,630	700,110,520
Net assets at end of period (including undistributed net investment income of $633,640 and $333,889, respectively)	$ 660,326,545	$ 633,101,630

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 11.06	$ 11.40	$ 11.26	$ 11.81
Income from investment operations: Net investment income	.42	.43	.42	.43	.43
Net realized and unrealized gain (loss)	.06	(.05)	(.32)	.15	(.55)
Total from investment operations	.48	.38	.10	.58	(.12)
Less distributions from: Net investment income	(.42)	(.43)	(.42)	(.43)	(.43)
Net realized gains	(.00)*	(.01)	(.02)	(.01)	(.00)*
Total distributions	(.42)	(.44)	(.44)	(.44)	(.43)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 11.06	$ 11.00	$ 11.06	$ 11.40	$ 11.26
Total Return (%)[a]	4.46[b]	3.41[b]	.90	5.25	(1.02)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	80	106	93	87
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.93	.79	.78	.85	.96
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.93	.79	.78	.85	.94
Ratio of expenses after expense reductions (excluding interest expense) (%)	.80	.79	.78	.85	.94
Ratio of net investment income (%)	3.83	3.87	3.80	3.82	3.71
Portfolio turnover rate (%)	59	45	41	45	21
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.01	$ 11.07	$ 11.41	$ 11.26	$ 11.81
Income from investment operations: Net investment income	.34	.35	.34	.34	.34
Net realized and unrealized gain (loss)	.06	(.06)	(.32)	.16	(.55)
Total from investment operations	.40	.29	.02	.50	(.21)
Less distributions from: Net investment income	(.34)	(.34)	(.34)	(.34)	(.34)
Net realized gains	(.00)*	(.01)	(.02)	(.01)	(.00)*
Total distributions	(.34)	(.35)	(.36)	(.35)	(.34)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 11.07	$ 11.01	$ 11.07	$ 11.41	$ 11.26
Total Return (%)[a]	3.65[b]	2.62[b]	.13[b]	4.54[b]	(1.80)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	5	6	8	9
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.72	1.58	1.57	1.63	1.76
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.70	1.54	1.55	1.61	1.73
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.57	1.54	1.55	1.61	1.73
Ratio of net investment income (%)	3.06	3.12	3.03	3.06	2.92
Portfolio turnover rate (%)	59	45	41	45	21
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 11.06	$ 11.40	$ 11.25	$ 11.80
Income from investment operations: Net investment income	.34	.35	.34	.34	.34
Net realized and unrealized gain (loss)	.06	(.06)	(.32)	.16	(.55)
Total from investment operations	.40	.29	.02	.50	(.21)
Less distributions from: Net investment income	(.34)	(.34)	(.34)	(.34)	(.34)
Net realized gains	(.00)*	(.01)	(.02)	(.01)	(.00)*
Total distributions	(.34)	(.35)	(.36)	(.35)	(.34)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 11.06	$ 11.00	$ 11.06	$ 11.40	$ 11.25
Total Return (%)[a]	3.69[b]	2.62[b]	.14[b]	4.54	(1.76)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	9	11	13	14
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.69	1.57	1.55	1.62	1.73
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.68	1.54	1.54	1.62	1.70
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.54	1.54	1.62	1.70
Ratio of net investment income (%)	3.08	3.12	3.04	3.05	2.95
Portfolio turnover rate (%)	59	45	41	45	21
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 11.06	$ 11.41	$ 11.26	$ 11.81
Income from investment operations: Net investment income	.44	.46	.45	.46	.46
Net realized and unrealized gain (loss)	.07	(.06)	(.33)	.16	(.55)
Total from investment operations	.51	.40	.12	.62	(.09)
Less distributions from: Net investment income	(.44)	(.45)	(.45)	(.46)	(.46)
Net realized gains	(.00)*	(.01)	(.02)	(.01)	(.00)*
Total distributions	(.44)	(.46)	(.47)	(.47)	(.46)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 11.07	$ 11.00	$ 11.06	$ 11.41	$ 11.26
Total Return (%)	4.75[a]	3.65[a]	1.06	5.62	(.78)[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	381	389	398	467	495
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.75	.57	.55	.59	.70
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.74	.55	.55	.59	.69
Ratio of expenses after expense reductions (excluding interest expense) (%)	.61	.55	.55	.59	.69
Ratio of net investment income (%)	4.02	4.11	4.03	4.08	3.95
Portfolio turnover rate (%)	59	45	41	45	21
[a] Total return would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 11.07	$ 11.41	$ 11.45
Income (loss) from investment operations: Net investment income	.46	.46	.45	.22
Net realized and unrealized gain (loss)	.07	(.06)	(.32)	(.04)
Total from investment operations	.53	.40	.13	.18
Less distributions from: Net investment income	(.46)	(.46)	(.45)	(.22)
Net realized gains	(.00)*	(.01)	(.02)	—
Total distributions	(.46)	(.47)	(.47)	(.22)
Redemption fees	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.07	$ 11.00	$ 11.07	$ 11.41
Total Return (%)	4.88	3.61	1.16	1.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	150	151	191
Ratio of expenses (including interest expense) (%)[b]	.62	.50	.53	.45*
Ratio of expenses (excluding interest expense) (%)	.49	.50	.53	.45*
Ratio of net investment income (%)	4.14	4.16	4.05	4.38*
Portfolio turnover rate (%)	59	45	41	45
[a] For the period from December 20, 2004 (commencement of operations of Institutional Class shares) to May 31, 2005.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Intermediate Tax/AMT Free Fund (the "Fund") is a diversified series of DWS Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes during the year ended May 31, 2008 was approximately $23,439,000 with a weighted average interest rate of 3.44%.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 983,398
Undistributed net long-term capital gains	$ 775,993
Net unrealized appreciation (depreciation) on investments	$ 20,035,553

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2008	2007
Distributions from tax-exempt income	$ 24,863,748	$ 26,916,455
Distributions from ordinary income	$ 246,182	$ 73,477
Distributions from long-term capital gains	$ 74,598	$ 327,292

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at May 31, 2008. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the year ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $431,558,357 and $383,157,862, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is at an annual rate of 0.315% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from June 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.79%
Class B	1.54%
Class C	1.54%
Class S	.55%
Institutional Class	.55%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2008, the Advisor received an Administration Fee of $630,906, of which $55,575 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 19,970	$ 2,716	$ 7,802
Class B	2,855	726	811
Class C	3,231	928	1,076
Class S	186,924	35,732	89,865
Institutional Class	12,997	—	4,346
	$ 225,977	$ 40,102	$ 103,900

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 27,959	$ 1,973
Class C	72,324	6,848
	$ 100,283	$ 8,821

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annual Effective Rate
Class A	$ 208,283	$ 40,324.24%
Class B	9,263	1,129.25%
Class C	23,775	3,594.25%
	$ 241,321	$ 45,047

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2008 aggregated $5,885.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2008, the CDSC for Class B and C shares aggregated $10,001 and $2,337, respectively. A deferred sales charge of up to 2.75% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the year ended May 31, 2008.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $27,747, of which $13,872 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the Board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $3,287 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2008, the Fund's custodian fee was reduced by $1,484 and $9,600, respectively for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,230,052	$ 57,891,058	2,932,020	$ 32,553,055
Class B	21,486	237,678	16,611	184,802
Class C	223,141	2,479,568	127,094	1,413,625
Investment Class*	—	—	753,637	8,381,207
Class AARP*	—	—	3,726	41,015
Class S	4,260,902	47,094,286	3,184,147	35,410,889
Institutional Class	4,587,291	50,815,007	3,525,979	39,175,117
		$ 158,517,597		$ 117,159,710
Shares issued to shareholders in reinvestment of distributions
Class A	144,637	$ 1,599,791	150,213	$ 1,667,097
Class B	4,948	54,705	6,781	75,305
Class C	11,315	125,067	10,901	120,936
Investment Class*	—	—	27,914	309,523
Class AARP*	—	—	1,612	17,671
Class S	992,469	10,975,093	989,667	10,986,665
Institutional Class	472,971	5,233,067	442,371	4,912,217
		$ 17,987,723		$ 18,089,414
Shares redeemed
Class A	(1,877,649)	$ (20,786,498)	(5,390,681)	$ (59,930,133)
Class B	(182,624)	(2,019,400)	(98,211)	(1,091,003)
Class C	(110,689)	(1,224,950)	(235,315)	(2,615,492)
Investment Class*	—	—	(370,457)	(4,111,304)
Class AARP*	—	—	(25,620)	(283,982)
Class S	(6,165,633)	(68,189,824)	(7,886,557)	(87,584,930)
Institutional Class	(5,496,115)	(60,932,750)	(3,893,079)	(43,242,302)
		$ (153,153,422)		$ (198,859,146)
Shares converted*
Investment Class	—	$ —	(2,484,385)	$ (27,674,760)
Class AARP	—	—	(610,090)	(6,724,118)
Class S	—	—	3,094,475	34,398,878
		$ —		$ —
Redemption fees		$ 15,483		$ 12,185
Net increase (decrease)
Class A	3,497,040	$ 38,704,759	(2,308,448)	$ (25,707,972)
Class B	(156,190)	(1,727,014)	(74,819)	(830,894)
Class C	123,767	1,379,685	(97,320)	(1,080,770)
Investment Class*	—	—	(2,073,291)	(23,094,917)
Class AARP*	—	—	(630,372)	(6,949,414)
Class S	(912,262)	(10,111,659)	(618,268)	(6,785,456)
Institutional Class	(435,853)	(4,878,390)	75,271	851,586
		$ 23,367,381		$ (63,597,837)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP and Investment Class shares of the Fund into Class S shares of the Fund. These conversions were completed on July 14, 2006 and October 20, 2006, respectively, and these shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Tax-Free Trust and the Shareholders of DWS Intermediate Tax/AMT Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Intermediate Tax/AMT Free Fund (the "Fund") at May 31, 2008, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.001 per share from net long-term capital gains during its year ended May 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $862,700 as capital gain dividends for its year ended May 31, 2008, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2008, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZMAX	SZMBX	SZMCX	SCMTX	SZMIX
CUSIP Number	23337X-103	23337X-202	23337X-301	23337X-509	23337X-707
Fund Number	445	645	745	2045	1445

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2008, DWS Intermediate Tax/AMT Free Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS INTERMEDIATE TAX/AMT FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$70,825	$0	$0	$0
2007	$73,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Intermediate Tax/AMT Free Fund, a series of DWS Tax Free Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008